SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2006

TECHTEAM GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16284	38-2774613

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

27335 West 11 Mile Road Southfield, Michigan		48034

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (248) 357-2866

(Former name or former address if changed since last report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Appointment of Principal Officers

On June 5, 2006, Marc J. Lichtman was appointed Vice President, Chief Financial Officer, and Treasurer by the Board of Directors of TechTeam Global, Inc.  The Press Release of June 8, 2006 announcing Mr. Lichtman’s appointment is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(D) The following exhibit is included with the report:

Exhibit 99.1	TechTeam Global, Inc. Press Release dated June 8, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHTEAM GLOBAL, INC.

	By	/s/ Michael A. Sosin

Michael A. Sosin
Vice President, General Counsel and Secretary

Date: June 8, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	TechTeam Global, Inc. Press Release dated June 8, 2006

E-1